FORM B
(Section 219.1)

Province of
British Columbia
MORTGAGE - PART I    (This area for Land Title Office Use)     Page 1 of 7 pages
--------------------------------------------------------------------------------

1. APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)
     BULL, HOUSSER & TUPPER, Barristers & Solicitors, 3000 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3 687-6575, Client Number 010651

     Per:  /s/ MELANIE MARKOWSKY
         ---------------------------

          MELANIE MARKOWSKY, PARALEGAL
--------------------------------------------------------------------------------

2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF THE MORTGAGED LAND:*
     (PID)               (LEGAL DESCRIPTION)

     023-306-696    Strata Lot 1 District Lot 764 Group 1 New Westminster
                    District Strata Plan LMS2241 Together with an interest in
                    the common property in proportion to the unit entitlement
                    of the Strata Lot as shown on Form 1, Municipality of
                    North Vancouver
--------------------------------------------------------------------------------

3. BORROWER(S) [MORTGAGOR(S)]: (including postal address(es) and postal code(s))*

     NIFCO SYNERGY LTD., (Incorporation No. 394358) having an office at
     600 - 815 Hornby Street, Vancouver, British Columbia, V6Z 2E6
--------------------------------------------------------------------------------

4. LENDER(S) [MORTGAGEE(S)]: (including occupation(s), postal address(es) and postal code(s))*

     ROYAL BANK OF CANADA, a chartered bank of Canada, having a branch office and postal address at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9
--------------------------------------------------------------------------------

5.   PAYMENT PROVISIONS:**

========================================================================================================
(a) Principal Amount:               (b) Interest Rate:           (c) Interest          Y     M     D
                                                                     Adjustment Date:

    $289,000                            Prime plus 2% per annum      N/A
--------------------------------------------------------------------------------------------------------

(d) Interest Calculation Period:    (e) Payment Dates:           (f) First Payment
                                                                     Date:

    Monthly (calculated on          Principal: On Demand             ON DEMAND
    outstanding daily balances)     Interest: 20th day of every
                                    month or as otherwise
                                    specified by the Mortgagee
--------------------------------------------------------------------------------------------------------

(g) Amount of each periodic         (h) Interest Act (Canada)    (i) Last Payment
    payment:                            Statement:                   Date:

    N/A                                 N/A                          ON DEMAND
--------------------------------------------------------------------------------------------------------

(j) Assignment of Rents which the   (k) Place of Payment:        (l) Balance Due
    applicant wants registered?                                      Date:

    SEE SCHEDULE                        POSTAL ADDRESS IN            ON DEMAND
                                        ITEM 4

========================================================================================================

*    If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

** If space in any box insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

FORM B
(Section 219.1)

Province of
British Columbia
MORTGAGE - PART I    (This area for Land Title Office Use)     Page 1 of 7 pages
--------------------------------------------------------------------------------

1. APPLICATION: (Name, address, phone number and signature of applicant, applicant's solicitor or agent)
     BULL, HOUSSER & TUPPER, Barristers & Solicitors, 3000 - 1055 West Georgia Street, Vancouver, British Columbia, V6E 3R3 687-6575, Client Number 010651

     Per:
         ---------------------------

--------------------------------------------------------------------------------

2.   PARCEL IDENTIFIER(S) AND LEGAL DESCRIPTION(S) OF THE MORTGAGED LAND:*
     (PID)               (LEGAL DESCRIPTION)

     023-306-696    Strata Lot 1 District Lot 764 Group 1 New Westminster
                    District Strata Plan LMS2241 Together with an interest in
                    the common property in proportion to the unit entitlement
                    of the Strata Lot as shown on Form 1, Municipality of
                    North Vancouver
--------------------------------------------------------------------------------

3. BORROWER(S) [MORTGAGOR(S)]: (including postal address(es) and postal code(s))*

     NIFCO SYNERGY LTD., (Incorporation No. 394358) having an office at
     600 - 815 Hornby Street, Vancouver, British Columbia, V6Z 2E6
--------------------------------------------------------------------------------

4. LENDER(S) [MORTGAGEE(S)]: (including occupation(s), postal address(es) and postal code(s))*

     ROYAL BANK OF CANADA, a chartered bank of Canada, having a branch office and postal address at 1025 West Georgia Street, Vancouver, British Columbia, V6E 3N9
--------------------------------------------------------------------------------

5.   PAYMENT PROVISIONS:**

========================================================================================================
(a) Principal Amount:               (b) Interest Rate:           (c) Interest          Y     M     D
                                                                     Adjustment Date:

    $289,000                            Prime plus 2% per annum      N/A
--------------------------------------------------------------------------------------------------------

(d) Interest Calculation Period:    (e) Payment Dates:           (f) First Payment
                                                                     Date:

    Monthly (calculated on          Principal: On Demand             ON DEMAND
    outstanding daily balances)     Interest: 20th day of every
                                    month or as otherwise
                                    specified by the Mortgagee
--------------------------------------------------------------------------------------------------------

(g) Amount of each periodic         (h) Interest Act (Canada)    (i) Last Payment
    payment:                            Statement:                   Date:

    N/A                                 N/A                          ON DEMAND
--------------------------------------------------------------------------------------------------------

(j) Assignment of Rents which the   (k) Place of Payment:        (l) Balance Due
    applicant wants registered?                                      Date:

    SEE SCHEDULE                        POSTAL ADDRESS IN            ON DEMAND
                                        ITEM 4

========================================================================================================

*    If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

** If space in any box insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

MORTGAGE - PART 1                                                         Page 2
--------------------------------------------------------------------------------

 6.  MORTGAGE contains floating charge       7.  Mortgage secures a current or
     on land?                                    running account?

     YES  [ ]        NO  [X]                     YES  [X]       NO  [ ]
--------------------------------------------------------------------------------

 8.  INTEREST MORTGAGED:

       Freehold          [X]

       Other (specify)   [ ]*
--------------------------------------------------------------------------------

 9.  MORTGAGE TERMS:

     Part 2 of this mortgage consists of (select one only):

       (a) Prescribed Standard Mortgage Terms  [ ]

       (b) Filed Standard Mortgage Terms       [X]  D.F. Number: MT900186

       (c) Express Mortgage Terms              [ ]  (annexed to this mortgage as
                                                    Part 2)

     A selection of (a) or (b) includes any additional or modified terms referred to in Item 10 or in a schedule annexed to this mortgage.
--------------------------------------------------------------------------------

10.  ADDITIONAL OR MODIFIED TERMS:*

     SEE SCHEDULE
--------------------------------------------------------------------------------

11.  PRIOR ENCUMBRANCES PERMITTED BY LENDER:*

     N/A
--------------------------------------------------------------------------------

12. EXECUTION(S):**This mortgage charges the Borrower's interest in the land mortgaged as security for payment of all money due and performance of all obligations in accordance with the mortgage terms referred to in Item 9 and the Borrower(s) and every other signatory agree(s) to be bound by, and acknowledge(s) receipt of a true copy of, those terms.

    Officers Signature(s)      EXECUTION DATE        Borrower(s) Signature(s)

                                Y    M    D         NIFCO SYNERGY LTD.
                                                    by its authorized signatory:

/s/  PETER B. GORGOPA           96   01   19          /s/  NATHAN NIFCO
-----------------------                               -----------------------
Name: PETER B. GORGOPA                                    NATHAN NIFCO
      ALLARD AND COMPANY
      Barristers & Solicitors
      600 - 815 Hornby Street
      Vancouver, B.C. V6Z 2E6
      Phone No. 689-3885

OFFICER CERTIFICATION:

Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979, c. 116, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the Land Title Act as they pertain to the execution of this instrument.

*  If space insufficient, enter "SEE SCHEDULE" and attach schedule in Form E.

** If space insufficient, continue executions on additional page(s) in Form D.

LAND TITLE ACT
FORM E

SCHEDULE
--------------------------------------------------------------------------------
                                                                          Page 3

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General

Instrument Form.

5. PAYMENT PROVISIONS:**

(j)     Assignment of Rents which the applicant wants registered?

        YES [X]           NO [ ]

        if YES page & paragraph number:

        Pages 3, 4 and 5 (paragraphs 1 to 15 inclusive) of this Schedule to the Form B and reading as follows:

        ASSIGNMENT OF RENTS

1.      DEFINITIONS

        In this Mortgage:

        "Indebtedness" means the Principal Amount of the Mortgage and all interest thereon and all other indebtedness, liability or obligations of the Mortgagor to the Mortgagee from time to time secured by the Mortgage.

        "Leases" means each and every written or unwritten agreement to lease, lease renewal, tenancy agreement, licence and right of occupancy made or to be made, or granted or to be granted, with respect to the Mortgaged Land or any part thereof, now or in the future.

        "Rents" means all rents and other payments due or accruing due or at any time hereafter to become due pursuant to the Leases and the benefit of all guarantees of payment and all covenants to pay therein contained.

2. The Mortgagor will, without demand, promptly deliver to the Mortgagee a true copy of each of the Leases and give to the Mortgagee full information relating to each of the Leases.

3. The Mortgagor hereby assigns to the Mortgagee all Rents, for the Mortgagee to have and to hold until the Indebtedness and all obligations of the Mortgagor in respect of this Mortgage have been fully paid and satisfied.

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 4
--------------------------------------------------------------------------------

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General Instrument Form.

4. The Mortgagor hereby grants to the Mortgagee full power and authority to enter upon the Mortgaged Land to collect the Rents, to serve demands on the holders of the Leases in respect of payment of the Rents and to demand, collect, sue for, distrain for, recover and give receipts for the Rents, and to enforce payment of the Rents and performance of the said guarantees of payment and covenants to pay, in the Mortgagee's own name or in the name of and as an agent for the Mortgagor, as the Mortgagee may elect, and hereby grants to the Mortgagee irrevocable authority to join the Mortgagor in any such proceedings or actions.

5. Although this is a present and absolute assignment, (subject to defeasance on repayment of the Indebtedness), the Mortgagor, as agent for the Mortgagee, will be entitled to collect and retain the Rents as and when they become due and payable according to the terms of the Leases until there is a default in the observance or performance by the Mortgagor of any term, covenant, agreement, proviso or condition of the Mortgage or of any other collateral security; PROVIDED that this paragraph shall not relieve the Mortgagor from the observance and performance of the Mortgagor's obligations hereunder.

6. In the event of default by the Mortgagor under the Mortgage, proceedings may, at the option of the Mortgagee, be taken under this assignment of rents either independently or in conjunction with the other rights and remedies of the Mortgagee under the Mortgage.

7. Nothing herein contained shall be deemed to have the effect of making the Mortgagee responsible for the collection of the Rents or for the observance or performance of any of the provisions of the Leases either by the Mortgagor or by any holders of the Leases, or of rendering the Mortgagee a mortgagee in possession of the Mortgaged Land or in any way accountable or liable as such, or of imposing any obligation on the Mortgagee to take any action or exercise any remedy in the collection or recovery of the Rents.

8. The Mortgagee will be liable to account for only such moneys as it actually receives pursuant to this assignment of rents, including such portions thereof as may be expended by the Mortgagee on collection charges, inspection fees, costs as between solicitor and client, and other expenses to which the Mortgagee may be put in respect thereof, and the balance of such moneys, when so received by the Mortgagee, will be applied on account of the Indebtedness.

9. The Mortgagor will not at any time during the existence of the Mortgage, without the prior written consent of the Mortgagee:

        (a) assign, pledge, or otherwise encumber the Leases or the Rents, or any of them, and will not knowingly do or omit to be done or permit to be done any act which either directly or indirectly has the effect of waiving, releasing, reducing or abating any of the Mortgagor's rights or remedies or the obligations of any other party under or in connection with the Leases;

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 5
--------------------------------------------------------------------------------

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General Instrument Form.

        (b) terminate, accept a surrender of, or amend the Leases in any manner, or permit any assignment or extension of any of the Leases or any subletting thereunder; or

        (c)     receive or permit any prepayment of the Rents under the Leases.

10. The Mortgagor will execute and deliver such further assurances, assignments, notices or other documents as the Mortgagee may reasonably require from time to time to render such assignment effective.

11. At the request of the Mortgagee from time to time, the Mortgagor will give any other party to any of the Leases actual written notice of this assignment of rents, and will use the Mortgagor's best efforts to obtain from such party an acknowledgement of any such notice; but nothing in this paragraph shall oblige the Mortgagee to make any such request.

12. There are to the knowledge of the Mortgagor no existing or future rights of set-off, assignment, commutation or prepayment with respect to the Rents.

13. To the knowledge of the Mortgagor, there have been no defaults under any of the now existing Leases by the Mortgagor or by any of the holders of the Leases, and there are no outstanding disputes pursuant to such Leases.

14. The Mortgagor will at all times observe and perform all the Mortgagor's obligations under the Leases.

15. The Mortgagor now has good and sufficient power, authority and right to assign the Rents and other benefits referred to herein in the manner aforesaid according to the true intent and meaning of this assignment of rents.

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 6
--------------------------------------------------------------------------------

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General Instrument Form.

10.     ADDITIONAL OR MODIFIED TERMS:

A.      COLLATERAL SECURITY

                This Mortgage is granted for valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Mortgagor) as general and continuing collateral security for payment and satisfaction of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, of whatsoever nature and kind and howsoever arising, at any time and from time to time owing or payable by the Mortgagor to the Mortgagee, all as may be more fully set forth in the Filed Standard Mortgage Terms (referred to in Item 9 of Form B) which form part of this Mortgage and Defeasance Option #3 under Section 3 of the said Filed Standard Mortgage Terms applies to this Mortgage, and in interpreting this Mortgage,
        Section 21 of the said Filed Standard Mortgage Terms shall be read subject to the following:

        NOTICE IS HEREBY GIVEN to every person dealing with the title to the Mortgaged Land that the liabilities secured by this Mortgage include, without limiting the generality of any other provisions hereof, the liabilities of the Mortgagor to the Mortgagee with respect to any bankers' acceptances from time to time issued by the Mortgagor and accepted by the Mortgagee and with respect to any letters of credit or letters of guarantee from time to time issued by the Mortgagee at the request of the Mortgagor and that advances by the Mortgagee not exceeding from time to time the aggregate amount referred to herein are contemplated and secured by this Mortgage and that with respect to any such bankers' acceptances and any such letters of credit or letters of guarantee, the Mortgagee is hereby and thereby required from the date of acceptance of each such bankers' acceptance and from the date of issuance of each such letter of credit or letter of guarantee, to make the advances contemplated therein in accordance with the terms thereof.

B. The following shall be added immediately following Section 8 of the said Filed Standard Mortgage

        Terms:

        "8A. PROHIBITIONS

                Without the prior written consent of the Mortgagee, the Mortgagor shall not and shall not have the power to:

        (a) grant, create or permit to be created any mortgage, charge or security interest in, encumbrance or lien over, or claim against the Mortgaged Land or any part thereof which ranks or could in any event rank in priority to or pan passu with the charge of this Mortgage; or

LAND TITLE ACT
FORM E

SCHEDULE                                                                  Page 7
--------------------------------------------------------------------------------

Enter the required information in the same order as the information must appear on the Freehold Transfer Form, Mortgage Form or General Instrument Form.

        (b) issue or have outstanding at any time any secured or unsecured bonds, debentures, debenture stock or other evidences of indebtedness of the Mortgagor or of any predecessor in title of the Mortgagor issued under a trust deed or other instrument running in favour of a trustee."

C. The following shall be added immediately following Section 20 of the said Filed Standard Mortgage

        Terms:

        "20A. IMMEDIATE PAYMENT AND PREPAYMENT

                The Mortgagee may exercise its rights and remedies hereunder immediately upon default, and the Mortgagor hereby confirms that except as may be expressly otherwise provided herein or in any other written agreement between the Mortgagor and the Mortgagee contemplating the granting of this Mortgage, the Mortgagee has not given any covenant, express or implied, and is under no obligation to allow the Mortgagor any period of time to remedy any default prior to the Mortgagee exercising its rights and remedies hereunder.

                Any right or option contained in the said Filed Standard Mortgage Terms to prepay or repay prior to the date of final payment hereunder the whole balance or any portion of the principal monies remaining unpaid hereunder may only be exercised in the absence of any agreement to the contrary with respect to all or any portion of the debts, liabilities and obligations from time to time secured hereby."


                                 END OF DOCUMENT